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								 Exhibit 23


			CONSENT OF INDEPENDENT ACCOUNTANTS
			----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69895 and 333-87413) of Ohio Casualty Corporation of our report dated June 16, 2000 relating to the financial statements of Ohio Casualty Insurance Company Employee Savings Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Cincinnati, Ohio

June 26, 2000

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